SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of rental income, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDAre and key balance sheet metrics	8

Operational Data
Operating metrics	9
Leasing results and base rent psf	10
Releasing spreads	11
Top 10 tenants	12
Lease expirations	13

Development Activity
Capital expenditures	14
Redevelopment projects	15
Department store repositioning status	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

Revenue:
Rental income (see components on page 4)	$96,050	$156,230	$243,283	$319,503
Other income (see components on page 4)	2,714	5,204	8,081	10,754
Total revenues	98,764	161,434	251,364	330,257

Expenses:
Property operating	(28,109)	(36,432)	(65,389)	(75,861)
Real estate taxes	(18,437)	(19,878)	(38,689)	(41,992)
Advertising and promotion	(1,300)	(2,025)	(3,104)	(3,918)
Total recoverable expenses	(47,846)	(58,335)	(107,182)	(121,771)
Depreciation and amortization	(55,380)	(71,816)	(115,084)	(138,194)
General and administrative	(11,350)	(13,124)	(23,614)	(27,249)
Ground rent	(209)	(195)	(331)	(398)
Impairment loss	(23,800)	—	(25,119)	—
Total operating expenses	(138,585)	(143,470)	(271,330)	(287,612)

Interest expense, net	(37,445)	(39,143)	(76,080)	(75,973)
Impairment on note receivable	(11,237)	—	(11,237)	—
Gain on disposition of interests in properties, net	437	6,241	27,192	16,231
Income and other taxes	(593)	(229)	24	(585)
Loss from unconsolidated entities, net	(4,754)	(1,713)	(5,786)	(1,761)

Net loss	(93,413)	(16,880)	(85,853)	(19,443)
Net loss attributable to noncontrolling interests	(14,871)	(3,126)	(14,194)	(4,022)
Net loss attributable to the Company	(78,542)	(13,754)	(71,659)	(15,421)
Less: Preferred share dividends	(3,508)	(3,508)	(7,016)	(7,016)
Net loss attributable to common shareholders	$(82,050)	$(17,262)	$(78,675)	$(22,437)

Loss per common share, basic and diluted	$(0.43)	$(0.09)	$(0.41)	$(0.12)

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	June 30,	December 31,
	2020	2019
Assets:
Investment properties at cost	$5,751,236	$5,787,126
Construction in progress	173,113	115,280
	5,924,349	5,902,406
Less: accumulated depreciation	2,458,488	2,397,736
	3,465,861	3,504,670

Cash and cash equivalents	127,019	41,421
Tenant receivables and accrued revenue, net (see components on page 3)	125,153	82,762
Investment in and advances to unconsolidated entities, at equity	415,174	417,092
Deferred costs and other assets (see components on page 3)	138,423	205,034
Total assets	$4,271,630	$4,250,979

Liabilities:
Mortgage notes payable	$1,107,947	$1,115,608
Notes payable	709,100	957,566
Unsecured term loans	687,209	686,642
Revolving credit facility	644,716	204,145
Other Indebtedness	84,355	97,601
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	257,634	260,904
Distributions payable	3,323	3,252
Cash distributions and losses in unconsolidated entities, at equity	—	15,421
Total liabilities	3,494,284	3,341,139

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,259,130	1,254,771
Accumulated deficit	(757,985)	(655,492)
Accumulated other comprehensive loss	(17,809)	(5,525)
Total stockholders' equity	685,931	796,349
Noncontrolling interests	88,150	110,226
Total equity	774,081	906,575
Total liabilities, redeemable noncontrolling interests and equity	$4,271,630	$4,250,979

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	June 30,	December 31,
	2020	2019

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$40,670	$42,061
Tenant receivable	84,429	10,227
Unbilled receivables and other	33,541	41,988
Allowance for doubtful accounts, net	(33,487)	(11,514)
Total	$125,153	$82,762

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$45,420	$53,729
In place lease intangibles, net	23,356	27,538
Acquired above market lease intangibles, net	11,493	13,419
Right of use asset	12,079	12,915
Mortgage and other escrow deposits	36,632	34,054
Seller financing receivable (1)	—	55,000
Prepaids, notes receivable and other assets, net	9,443	8,379
Total	$138,423	$205,034

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$178,798	$165,469
Below market lease intangibles, net	50,141	54,885
Lease liability	12,079	12,915
Deferred revenues and deposits	16,616	27,635
Total	$257,634	$260,904

(1) Relates to loan provided to Mall Ground Portfolio, LLC for the Perennial ground lease of Edison Mall, Great Lakes Mall, Irving Mall, and Jefferson Valley Mall on October 10, 2019, which was repaid in Q2 2020.

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

Components of Rental Income:
Base rent	$76,334	$106,696	$180,022	$216,489
Mark-to-market adjustment	1,712	1,544	2,818	4,450
Straight-line rents, net	128	1,165	(1,493)	1,907
Temporary tenant rents, net	865	3,377	4,077	7,181
Overage rent	308	1,255	2,590	3,633
Tenant reimbursements	36,787	42,310	77,851	87,764
Lease termination income	27	626	106	1,412
Change in estimate of collectibility of rental income	(20,111)	(743)	(22,688)	(3,333)
Total Rental Income	$96,050	$156,230	$243,283	$319,503

Components of Other Income:
Sponsorship and other ancillary property income	$1,049	$2,284	$2,741	$4,039
Fee income	1,230	2,680	3,417	5,427
Other	435	240	1,923	1,288
Total Other Income	$2,714	$5,204	$8,081	$10,754

Components of Corporate Overhead:
General & administrative - other, inclusive of internal leasing costs	$11,350	$13,124	$23,614	$27,249
Internal corporate overhead allocated to operating expense	5,790	5,951	12,188	11,604
Total Corporate Overhead	$17,140	$19,075	$35,802	$38,853

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Funds from Operations ("FFO"):
Net loss	$(93,413)	$(16,880)	$(85,853)	$(19,443)
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(7,136)	(7,136)
Real estate depreciation and amortization, including joint venture impact	63,732	81,691	133,501	157,905
Impairment loss, including (gain) on disposition of interests in properties, net	23,817	—	(293)	—
FFO	$(9,432)	$61,243	$40,219	$131,326

Adjusted Funds from Operations:
FFO	$(9,432)	$61,243	$40,219	$131,326
Impairment on note receivable	11,237	—	11,237	—
Adjusted FFO	$1,805	$61,243	$51,456	$131,326

Weighted average common shares outstanding - diluted	225,027	223,239	224,382	223,040

FFO per diluted share	$(0.04)	$0.27	$0.18	$0.59
Total adjustments	$0.05	$—	$0.05	$—
Adjusted FFO per diluted share	$0.01	$0.27	$0.23	$0.59

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,898	$1,964	$3,764	$3,779
Straight-line adjustment as an increase to minimum rents (1)	$462	$1,442	$(1,484)	$2,539
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$477	$485	$956	$969
Fair value of debt amortized as a decrease to interest expense (1)	$786	$925	$1,711	$1,849
Loan fee amortization and bond discount (1)	$1,662	$1,796	$3,524	$3,583
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$2,402	$2,414	$4,640	$6,705
Non-real estate depreciation (1)	$2,281	$2,178	$4,605	$4,583

(1) Includes the pro-rata share of the joint venture properties.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2020	2019	Variance $		2020	2019	Variance $

Reconciliation of Comp NOI to Net Loss:
Net loss	$(93,413)	$(16,880)	$(76,533)		$(85,853)	$(19,443)	$(66,410)

Loss from unconsolidated entities	4,754	1,713	3,041		5,786	1,761	4,025
Income and other taxes	593	229	364		(24)	585	(609)
Impairment on note receivable	11,237	—	11,237		11,237	—	11,237
Gain on disposition of interests in properties, net	(437)	(6,241)	5,804		(27,192)	(16,231)	(10,961)
Interest expense, net	37,445	39,143	(1,698)		76,080	75,973	107
Operating (Loss) Income	(39,821)	17,964	(57,785)		(19,966)	42,645	(62,611)

Depreciation and amortization	55,380	71,816	(16,436)		115,084	138,194	(23,110)
Impairment loss	23,800	—	23,800		25,119	—	25,119
General and administrative	11,350	13,124	(1,774)		23,614	27,249	(3,635)
Fee income	(1,230)	(2,680)	1,450		(3,417)	(5,427)	2,010
Management fee allocation	36	80	(44)		36	84	(48)
Pro-rata share of unconsolidated joint ventures in comp NOI	10,577	17,372	(6,795)		27,979	34,824	(6,845)
Property allocated corporate expense	4,192	4,209	(17)		8,947	8,333	614
Non-comparable properties and other (1)	1,221	(248)	1,469		1,221	(1,214)	2,435
NOI from sold properties	(28)	(1,295)	1,267		(75)	(1,700)	1,625
Termination income	(27)	(626)	599		(106)	(1,412)	1,306
Straight-line rents	(128)	(1,165)	1,037		1,493	(1,907)	3,400
Ground lease adjustments for straight-line and fair market value	5	5	—		10	10	—
Fair market value and inducement adjustments to base rents	(1,647)	(1,487)	(160)		(2,631)	(4,387)	1,756
Less: Tier 2 and noncore properties (2)	(4,661)	(10,522)	5,861		(14,904)	(22,212)	7,308

Comparable NOI - Tier 1 and Open Air properties	$59,019	$106,547	$(47,528)		$162,404	$213,080	$(50,676)
Comparable NOI percentage change - Tier 1 and Open Air properties			-44.6%				-23.8%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.

(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended June 30,				Six Months Ended June 30,
	2020	2019	Variance $	Variance %	2020	2019	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$84,795	$111,455	$(26,660)	-23.9%	$195,708	$224,919	$(29,211)	-13.0%
Overage rent	370	1,534	(1,164)	-75.9%	2,785	4,340	(1,555)	-35.8%
Tenant reimbursements	39,271	43,034	(3,763)	-8.7%	83,473	88,042	(4,569)	-5.2%
Change in estimate of collectibility of rental income	(22,250)	(732)	(21,518)	-2,939.6%	(25,127)	(3,010)	(22,117)	-734.8%
Other	1,603	2,402	(799)	-33.3%	4,011	4,172	(161)	-3.9%
Total revenue	103,789	157,693	(53,904)	-34.2%	260,850	318,463	(57,613)	-18.1%

Expenses:
Recoverable expenses - operating	(22,539)	(30,172)	7,633	25.3%	(53,885)	(61,634)	7,749	12.6%
Recoverable expenses - real estate taxes	(21,002)	(19,728)	(1,274)	-6.5%	(42,117)	(41,296)	(821)	-2.0%
Ground rent	(1,229)	(1,246)	17	1.4%	(2,444)	(2,453)	9	0.4%
Total operating expenses	(44,770)	(51,146)	6,376	12.5%	(98,446)	(105,383)	6,937	6.6%

Comp NOI - Excluding Tier 2 and Noncore properties	$59,019	$106,547	$(47,528)	-44.6%	$162,404	$213,080	$(50,676)	-23.8%

Comp NOI - Tier 1 enclosed retail properties	$35,200	$74,995	$(39,795)	-53.1%	$105,938	$151,179	$(45,241)	-29.9%
Comp NOI - Open Air properties	$23,819	$31,552	$(7,733)	-24.5%	$56,466	$61,901	$(5,435)	-8.8%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 6/30/2020	Total Debt, Including WPG Share of Unconsolidated Entities as of 6/30/2020	Total Debt as of 12/31/2019	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2019	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities but excluding other indebtedness:
Mortgage debt
Fixed	$1,045,243	$1,045,243	$1,052,242	$1,052,242	2020	$40,868	9.3%	$—		$40,868	9.3%
Variable	65,000	65,000	65,000	65,000	2021	291,122	5.0%	—		291,122	5.0%
Debt issuance costs	(4,608)	(4,608)	(5,097)	(5,097)	2022	179,341	4.6%	997,000	2.7%	1,176,341	3.0%
Fair value debt adjustments	2,312	2,312	3,463	3,463	2023	62,498	4.5%	340,000	4.1%	402,498	4.1%
Total mortgage debt	1,107,947	1,107,947	1,115,608	1,115,608	2024	284,455	4.7%	720,900	6.5%	1,005,355	6.0%
					2025	367,350	3.9%	—		367,350	3.9%
Unsecured debt					2026	12,258	4.3%	—		12,258	4.3%
Credit facility	647,000	647,000	207,000	207,000	2027	192,801	4.3%	—		192,801	4.3%
Term loans	690,000	690,000	690,000	690,000	2028	—	0.0%	—		—	0.0%
Bonds payable	720,900	720,900	970,900	970,900	2029	294,217	4.4%	—		294,217	4.4%
Debt issuance costs & discounts	(16,875)	(16,875)	(19,547)	(19,547)	2030	—	0.0%	—		—	0.0%
Total unsecured debt	2,041,025	2,041,025	1,848,353	1,848,353	Thereafter	1,857	4.7%	—		1,857	4.7%
Total mortgage and unsecured debt	3,148,972	3,148,972	2,963,961	2,963,961	Fair value,debt issuance cost, and debt discount adjustments	(984)		(16,875)		(17,859)
Other indebtedness, net of issuance costs (2)	84,355	84,355	97,601	97,601	Total debt	$1,725,783	4.6%	$2,041,025	4.3%	$3,766,808	4.4%
Total consolidated debt	$3,233,327	$3,233,327	$3,061,562	$3,061,562

Unconsolidated debt:					Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Mortgage loans payable	$1,222,976	$616,524	$1,278,946	$618,075
Debt issuance costs	(4,124)	(2,102)	(4,432)	(2,206)
Fair value debt adjustments	6,695	3,414	7,793	3,974
Total unconsolidated debt	$1,225,547	$617,836	$1,282,307	$619,843	Total consolidated debt excluding other indebtedness:

Total debt:	$4,458,874	$3,851,163	$4,343,869	$3,681,405	2020	$40,868	9.3%	$—		$40,868	9.3%
					2021	255,275	5.0%	—		255,275	5.0%
	% of Total Debt as of 6/30/20	Our Share of Total Debt as of 6/30/20	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2022	179,341	4.6%	997,000	2.7%	1,176,341	3.0%
					2023	56,087	4.7%	340,000	4.1%	396,087	4.1%
					2024	284,455	4.7%	720,900	6.5%	1,005,355	6.0%
Consolidated debt excluding other indebtedness:					2025	—				—
Fixed	74%	$2,342,047	5.3%	3.8	2026	—				—
Variable	26%	806,925	2.1%	2.4	2027	—				—
Total Consolidated (3)	100%	$3,148,972	4.5%	3.4	2028	—				—
					2029	294,217	4.4%			294,217	4.4%
Unconsolidated debt:					2030	—				—
Fixed	99%	$611,425	4.1%	5.3	Thereafter	—				—
Variable	1%	6,411	2.7%	2.5	Fair value,debt issuance cost, and debt discount adjustments	(2,296)		(16,875)		(19,171)
Total Unconsolidated	100%	$617,836	4.1%	5.2	Total debt	$1,107,947	4.8%	$2,041,025	4.3%	$3,148,972	4.5%

Total debt excluding other indebtedness:
Fixed	78%	$2,953,472	5.1%	4.1
Variable	22%	813,336	2.1%	2.4
Total debt	100%	$3,766,808	4.4%	3.7

(1) Includes extension options

(2) The Company had a seller financing receivable of $55 million with Mall Ground Portfolio, LLC that offset the $97.6 million indebtedness at December 31, 2019. During the quarter ended June 30,2020, the Company settled the seller financing receivable with a combination of cash and reduced future monthly payments. The present value of the reduced payments was reclassified to other indebtedness.

(3) Excluded is other indebtedness of $84,355 with a weighted average interest rate of 8.6% and weighted average years to maturity of approximately 29.3 years.

SUPPLEMENTAL INFORMATION | 7

EBITDAre AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Calculation of EBITDAre:
Net loss	$(93,413)	$(16,880)	$(85,853)	$(19,443)
Interest expense, net	37,445	39,143	76,080	75,973
Income and other taxes	593	229	(24)	585
Depreciation and amortization	55,380	71,816	115,084	138,194
Loss (gain) on disposition of interests in properties, net	18	—	(24,767)	—
Impairment loss	23,800	—	25,119	—
Impairment on note receivable	11,237	—	11,237	—
Pro-rata share of unconsolidated entities, net	15,707	18,219	34,139	36,628
EBITDAre (1)	$50,767	$112,527	$151,015	$231,937

	Bond Covenant Requirement (2)	As of June 30, 2020
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	55.8%
Secured indebtedness to Total assets	≤ 40%	20.5%
Consolidated EBITDA / Annual service charge	≥ 1.5x	2.17x
Total unencumbered assets / Total unsecured indebtedness	> 150%	181%

(1) EBITDAre is calculated consistent with the NAREIT definition.
(2) The covenants detailed are from the August 2017 Bond Offering.

SUPPLEMENTAL INFORMATION | 8

OPERATING METRICS
Washington Prime Group Inc.
As of June 30, 2020

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 6/30/20	NOI Growth for 3 Months Ended 6/30/20	Releasing Spreads Trailing Twelve Months Ended 2020
		6/30/20	6/30/19	6/30/20 (5)	6/30/19	6/30/20 (5)	6/30/19

Open Air Properties	47	95.9%	95.7%					37.4%	-24.5%	-0.1%
Tier 1 Enclosed Retail Properties	41	88.5%	90.7%	not reported	$412	not reported	11.7%	55.2%	-53.1%	-3.0%
Tier 1 and Open Air	88	91.9%	93.0%					92.6%	-44.6%	-2.0%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1								TIER 2 / NONCORE
TIER 2
Arbor Hills		Mesa Mall						Anderson Mall
Arboretum, The		Morgantown Mall						Boynton Beach Mall
Ashland Town Center		Northtown Mall						Chautauqua Mall
Bowie Town Center		Northwoods Mall						Indian Mound Mall
Brunswick Square		Oklahoma City Properties						Lima Mall
Clay Terrace		Orange Park Mall						Maplewood Mall
Cottonwood Mall		Paddock Mall						New Towne Mall
Dayton Mall		Pearlridge Center						Oak Court Mall
Edison Mall		Polaris Fashion Place						Rolling Oaks Mall
Grand Central Mall		Port Charlotte Town Center						Sunland Park Mall
Great Lakes Mall		Scottsdale Quarter						Westminster Mall (2)
Irving Mall		Southern Hills Mall
Jefferson Valley Mall		Southern Park Mall				NONCORE
Lincolnwood Town Center		Southgate Mall					Charlottesville Fashion Square (3)
Lindale Mall		The Outlet Collection | Seattle						Muncie Mall (4)
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		WestShore Plaza
Melbourne Square

(1) Metrics include properties owned and managed as of June 30, 2020, and exclude Tier 2 and Noncore properties.
(2) Due to major planned redevelopment, Westminster Mall was reclassed from Tier 1 until stabilized.

(3) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.

(4) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.

(5) For Q2 2020, the annual sales and occupancy cost % are not being reported as most of the stores were closed for more than half of the quarter, resulting in incomplete data for the quarter. For the month of June, comparable monthly sales year-over-year were +0.6% for those stores open the entire month of June 2020.

SUPPLEMENTAL INFORMATION | 9

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through June 30, 2020

Leasing Results- Comparable Properties
No Exclusions

	2020 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	57	455,527	172	853,652	229	1,309,179	-36%	-4%
Open Air Properties	27	205,826	44	419,584	71	625,410	-4%	61%
Total Tier 1 and Open Air	84	661,353	216	1,273,236	300	1,934,589	-31%	10%

Tier 2 and Noncore Properties	4	15,375	49	233,673	53	249,048	-20%	-13%

Grand Total	88	676,728	265	1,506,909	353	2,183,637	-29%	7%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	111	128,823	179,267	308,090	$29.49	$26.79	$27.92	7.4	3.8	5.2	$5,438	$1,366	$42.21	$7.62
Open Air Properties	64	205,826	391,433	597,259	$15.85	$13.29	$14.17	8.7	5.3	6.7	$3,896	$1,179	$18.93	$3.01
Total Tier 1 and Open Air	175	334,649	570,700	905,349	$21.10	$17.53	$18.85	7.9	4.3	5.7	$9,334	$2,545	$27.89	$4.46

Tier 2 and Noncore Properties	18	4,821	34,312	39,133	$21.99	$28.31	$27.53	3.7	3.3	3.3	$—	$50	$—	$1.46

Total	193	339,470	605,012	944,482	$21.11	$18.14	$19.21	7.7	4.2	5.5	$9,334	$2,595	$27.50	$4.29

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at June 30, 2020.

Average Base Rent PSF
	Base Minimum Rent PSF As of June 30,
	2020		2019
Tier 1 Enclosed Retail Properties	$28.98		$28.74
Open Air Properties	$13.85		$13.87
Total Tier 1 and Open Air Properties	$21.39		$21.52

SUPPLEMENTAL INFORMATION | 10

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended June 30, 2020

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	344,855	$15.07	$15.73	$(0.66)	-4.2%
Renewal	608,944	$19.43	$19.08	$0.35	1.8%
All Deals	953,799	$17.85	$17.87	$(0.02)	-0.1%

Tier 1 Enclosed Retail Properties:

New	203,847	$34.56	$34.37	$0.19	0.6%
Renewal	558,764	$42.35	$44.12	$(1.77)	-4.0%
All Deals	762,611	$40.26	$41.51	$(1.25)	-3.0%

Total Open Air and Tier 1 Properties:

New	548,702	$22.31	$22.65	$(0.34)	-1.5%
Renewal	1,167,708	$30.39	$31.06	$(0.67)	-2.2%
All Deals	1,716,410	$27.81	$28.37	$(0.56)	-2.0%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.

SUPPLEMENTAL INFORMATION | 11

TOP 10 TENANTS
Washington Prime Group Inc.
As of June 30, 2020

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	105	547,402	1.0%	2.6%
Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, Kay Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Silver and Gold Connection, Zales Jewelers	105	141,946	0.3%	2.5%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	75	326,212	0.6%	1.9%
American Eagle Outfitters, Inc.	aerie, American Eagle	40	226,134	0.4%	1.3%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Janie and Jack, Old Navy	32	330,819	0.6%	1.2%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	24	254,205	0.5%	1.1%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	64	169,261	0.3%	1.1%
The Finish Line, Inc.	Finish Line, JD Sports	32	184,497	0.3%	1.1%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Justice, Lane Bryant, Loft	68	309,854	0.6%	1.0%
Regal Entertaimment Group	Regal Cinema	5	224,179	0.4%	1.0%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Macy's, Inc.	Macy's	24	4,299,870	8.1%	0.2%	4
JCPenney Company, Inc.	JCPenney	32	4,197,336	7.9%	1.1%	18
Dillard's, Inc.	Dillard's	21	2,747,904	5.2%	0.1%	2
Target Corporation	Target, Super Target	10	1,419,100	2.7%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.2%	1.0%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	16	970,096	1.8%	2.0%	14
Sears Holding Corporation (1)	Sears	4	727,333	1.4%	0.3%	2
Best Buy Co. Inc.	Best Buy	16	708,102	1.3%	1.6%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.2%	0.0%	0
TJX Companies	Home Goods, Marshalls, TJ Maxx	18	563,956	1.1%	1.1%	18

(1) As of June 30, 2020, 2 of the Sears stores remained open.
Note: Schedule above includes properties owned and managed at June 30, 2020.

SUPPLEMENTAL INFORMATION | 12

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of June 30, 2020

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	215	—	671,159	671,159	$—	$29.46	3.4%
2020	168	408,036	330,408	738,444	$4.16	$33.55	2.3%
2021	693	663,762	2,234,924	2,898,686	$6.02	$26.82	11.1%
2022	557	934,324	1,706,130	2,640,454	$6.75	$28.81	10.3%
2023	457	1,175,696	1,534,594	2,710,290	$8.53	$29.64	9.8%
2024	329	698,314	1,096,854	1,795,168	$6.67	$29.72	6.9%
2025	261	1,396,081	1,142,110	2,538,191	$8.22	$27.40	8.1%
2026	196	644,989	1,094,719	1,739,708	$5.24	$28.62	6.2%
2027	168	429,380	782,844	1,212,224	$7.53	$29.48	4.5%
2028	129	251,005	564,452	815,457	$14.03	$28.46	3.5%
2029	97	486,385	429,748	916,133	$7.08	$30.92	3.0%
2030 and Thereafter	99	799,860	517,514	1,317,374	$9.33	$24.31	3.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	667	—	1,565,546	1,565,546	$—	$9.37	2.6%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	26	43,971	66,897	110,868	$12.10	$19.52	0.4%
2020	58	165,392	163,671	329,063	$6.81	$22.38	0.9%
2021	154	961,548	422,588	1,384,136	$8.89	$20.08	3.3%
2022	156	841,405	491,174	1,332,579	$10.01	$18.65	3.4%
2023	149	1,051,124	466,040	1,517,164	$10.67	$19.62	4.0%
2024	112	749,684	327,025	1,076,709	$9.29	$21.32	2.7%
2025	92	649,894	210,849	860,743	$12.45	$24.81	2.6%
2026	66	445,086	216,710	661,796	$10.87	$23.65	1.9%
2027	61	405,018	189,542	594,560	$10.71	$22.63	1.7%
2028	32	269,501	95,888	365,389	$14.54	$19.92	1.1%
2029	45	119,030	210,109	329,139	$15.31	$22.08	1.3%
2030 and Thereafter	28	307,027	138,385	445,412	$10.36	$19.82	1.2%
Specialty Leasing Agreements w/ terms in excess of 11 months	11	—	31,080	31,080	$—	$8.03	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at June 30, 2020.

SUPPLEMENTAL INFORMATION | 13

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended June 30, 2020	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2020	Consolidated Three Months Ended June 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2019

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$30,116	$2,898	$33,014	$20,935	$2,824	$23,759
Internal Leasing Costs	$263	$167	$430	$316	$250	$566

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$2,885	$1,190	$4,075	$4,900	$1,666	$6,566
Operational capital expenditures	3,300	275	3,575	4,764	546	5,310
Total Property Capital Expenditures	$6,185	$1,465	$7,650	$9,664	$2,212	$11,876

	Consolidated Six Months Ended June 30, 2020	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2020	Consolidated Six Months Ended June 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2019

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$70,245	$7,112	$77,357	$36,558	$6,933	$43,491
Internal Leasing Costs	$393	$381	$774	$653	$368	$1,021

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$10,528	$2,751	$13,279	$14,818	$2,702	$17,520
Operational capital expenditures	11,018	706	11,724	11,722	1,301	13,023
Total Property Capital Expenditures	$21,546	$3,457	$25,003	$26,540	$4,003	$30,543

SUPPLEMENTAL INFORMATION | 14

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of June 30, 2020
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$13,790		2020/2021

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	100%	$31,000 - $33,000		6% - 8%	$23,158		2019/ 2021

Mesa Mall	Grand Junction	CO	Dillard's will build new store to replace former Sears. Costs reflect demolition of building and parking lot and delivery of new pad and utilities as well as landscaped and upgraded parking field to Dillard's.	100%	$7,000 - $8,000		n/a (5)	$7,224		2021

Mall at Johnson City	Johnson City	TN	Replace former Sears with retail development anchored by Home Goods. Replace former Sears auto center with multi-tenant building for new restaurants.	51%	$7,000 - $8,000	(4)	5% - 6%	$903	(4)	2021

Morgantown Mall	Morgantown	WV	Replace former Belk store with Ollie's Bargain Outlet and a new entertainment tenant	100%	$8,000 - $9,000		7% - 9%	$1,810		2020/ 2021

Outlet Collection | Seattle	Seattle	WA	Replace former Sam's Club with FieldhouseUSA, a community based multi-purpose indoor sports facility specializing in leagues, events and tournaments.	100%	$11,000 - $13,000		9% - 10%	$7,342		2020

Polaris Fashion Place	Columbus	OH	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	51%	$12,000 - $14,000	(4)	4% - 5%	$2,773	(4)	2020/ 2021

Southern Park Mall	Youngstown	OH	Phase I of redevelopment: Replace former Sears with new entertainment, dining, retail, and community green space	100%	$16,000 - $18,000	(6)	7% - 8%	$8,032		2021

Town Center at Aurora	Aurora	CO	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	100%	$21,000 - $23,000		5% - 6%	$3,389		2021

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Dillard's will construct and own the building and provide a 10-year operating covenant.
(6) Does not include unallocated portions of the planned interior renovation. Estimated Costs are shown net of the approved public incentives package.

SUPPLEMENTAL INFORMATION | 15

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of June 30, 2020

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - June 30, 2020
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	Leases executed, Under construction
2	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	Aug-18	RoomPlace	RoomPlace opened August 2019
3	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Conn's HomePlus/ Other	Lease signed/ LOI
4	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	Morris Home Furniture / Round1	Morris Home opened Q220/ Round1 opened Q419
5	Mall at Johnson City	Johnson City, TN	Sears	Lease	2020	Home Goods/ Other/ Dining	Home Goods lease executed
6	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Dunham's Sports	Lease executed
7	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	LOI executed
8	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	National sporting goods retailer	LOI received
9	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Ollie's Bargain Outlet/ Entertainment	Lease executed/ LOI executed
10	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Dunham's opened April 2020
11	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	WVU Medical fulfillment center	WVU Medical fulfillment center opened July 2020
12	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	FieldhouseUSA / Mixed Use	Proactive termination, Lease executed
13	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	Mar-19	Entertainment	Lease out for signature
14	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Proactive termination, LOI received
15	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
16	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
17	Town Center at Aurora	Aurora, CO	Sears	Lease	Dec-19	FieldhouseUSA / Mixed use	Proactive termination, Lease executed
18	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options
19	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
20	Dayton Mall	Dayton, OH	Elder-Beerman	Formerly owned by Third Party	Aug-18	Purchased from third party in Q419	Active Planning
21	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
23	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Retail concepts	Active Planning
24	Northwoods Mall	Peoria, IL	Sears	Sears	Feb-20	Sears owns box	Active Planning
25	Orange Park Mall	Orange Park, FL	Sears	Sears	Apr-20	Sears owns box	Evaluating Options
26	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
27	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
28	Whitehall Mall	Whitehall, PA	Sears	Lease	Feb-20	Big box and small shop retail	Active Planning

Stores Occupied by Sears as of June 30, 2020
29	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
30	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning

Note that the Company plans to spend up to $300M over the next three to four years to redevelop these 30 department store locations. This report is for the Company's Tier 1 and Open Air properties and excludes those owned by third parties such as Seritage properties.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,742	315,553	355,189	12/01/22	4.61%	Fixed	$17,156	$17,156
Arbor Hills	MI	Ann Arbor	51%	86,939	86,939	0	01/01/26	4.27%	Fixed	$24,035	$12,258
Arboretum, The	TX	Austin	51%	193,835	193,835	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	434,509	331,119	103,390	07/06/21	4.90%	Fixed	$35,505	$35,505
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	583,035	281,737	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,756	428,402	441,354
Brunswick Square	NJ	East Brunswick (New York)	100%	764,384	293,088	471,296	03/01/24	4.80%	Fixed	$69,007	$69,007
Charlottesville Fashion Square (4)(6)(8)	VA	Charlottesville	100%	0	0	0	04/01/24	4.54%	Fixed	$45,068	$45,068
Chautauqua Mall	NY	Lakewood	100%	435,415	427,885	7,530
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,614	558,738	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,048,428	568,199	480,229	04/06/24	4.82%	Fixed	$94,294	$94,294
Dayton Mall	OH	Dayton	100%	1,447,659	775,878	671,781	09/01/22	4.57%	Fixed	$78,410	$78,410
Edison Mall (5)	FL	Fort Myers	100%	1,050,133	567,840	482,293
Grand Central Mall	WV	Parkersburg	100%	646,701	640,193	6,508	07/06/21	6.05%	Fixed	$38,378	$38,378
Great Lakes Mall (5)	OH	Mentor (Cleveland)	100%	1,249,724	658,037	591,687
Indian Mound Mall	OH	Newark	100%	556,779	384,118	172,661
Irving Mall (5)	TX	Irving (Dallas)	100%	1,051,952	488,407	563,545
Jefferson Valley Mall (5)	NY	Yorktown Heights (New York)	100%	583,037	417,345	165,692
Lima Mall	OH	Lima	100%	745,042	545,220	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$47,252	$47,252
Lindale Mall	IA	Cedar Rapids	100%	713,479	476,787	236,692
Longview Mall	TX	Longview	100%	646,518	347,721	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,041,311	860,530	180,781
Mall at Johnson City, The	TN	Johnson City	51%	567,606	567,606	0	05/06/25	6.76%	Fixed	$47,768	$24,362
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	903,985	323,229	580,756
Markland Mall	IN	Kokomo	100%	390,013	367,768	22,245
Melbourne Square	FL	Melbourne	100%	716,993	420,383	296,610
Mesa Mall	CO	Grand Junction	100%	803,994	431,973	372,021
Morgantown Mall	WV	Morgantown	100%	555,350	555,350	0
Muncie Mall (4)(7)	IN	Muncie	100%	0	0	0	04/01/21	4.19%	Fixed	$33,071	$33,071
New Towne Mall	OH	New Philadelphia	100%	497,435	497,435	0
Northtown Mall	MN	Blaine	100%	644,297	644,297	0
Northwoods Mall	IL	Peoria	100%	669,597	360,605	308,992
Oak Court Mall	TN	Memphis	100%	845,210	359,393	485,817	04/01/21	4.76%	Fixed	$36,069	$36,069
Oklahoma City Properties	OK	Oklahoma City	51%	327,723	325,477	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	2.66%	Variable	$12,571	$6,411
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	952,720	555,540	397,180
Outlet Collection | Seattle, The	WA	Seattle	100%	924,122	924,122	0
Paddock Mall	FL	Ocala	100%	555,310	324,753	230,557
Pearlridge Center	HI	Aiea	51%	1,303,480	1,250,203	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$42,355	$21,601
Polaris Fashion Place	OH	Columbus	51%	1,373,648	736,133	637,515	03/01/25	3.90%	Fixed	$224,670	$114,582
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)(8)	FL	Port Charlotte	100%	777,382	493,173	284,209	11/01/20	5.30%	Fixed	$40,868	$40,868
Rolling Oaks Mall	TX	San Antonio	100%	882,071	285,763	596,308

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	741,239	741,239	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Southern Hills Mall	IA	Sioux City	100%	774,024	669,435	104,589
Southern Park Mall	OH	Youngstown	100%	1,019,687	832,123	187,564
Southgate Mall	MT	Missoula	100%	582,695	505,822	76,873	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	918,475	332,638	585,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,541	495,043	586,498	04/01/22	4.92%	Fixed	$51,000	$51,000
Town Center Crossing & Plaza	KS	Leawood	51%	670,662	534,101	136,561	02/01/27	4.25%	Fixed	$32,534	$16,592
							02/01/27	5.00%	Fixed	$65,830	$33,573
Waterford Lakes Town Center	FL	Orlando	100%	967,287	692,787	274,500	05/06/29	4.86%	Fixed	$177,217	$177,217
Weberstown Mall	CA	Stockton	100%	846,915	263,245	583,670	06/08/21	2.46%	Variable	$65,000	$65,000
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,905	444,213	772,692	04/01/24	4.65%	Fixed	$76,086	$76,086
WestShore Plaza	FL	Tampa	100%	1,093,693	865,231	228,462
Enclosed Retail Properties Total				39,497,810	25,943,409	13,554,401				$1,961,823	$1,460,826

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	675,988	385,543	290,445
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,087	$5,087
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,769	234,387	6,382	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,998	109,479	59,519
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	239,483	239,483	0
Fairfield Town Center	TX	Houston	100%	364,533	185,533	179,000
Forest Plaza	IL	Rockford	100%	433,816	413,519	20,297	10/01/29	3.67%	Fixed	$30,250	$30,250
Gaitway Plaza (3)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,612	411,309	102,303	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	364,548	309,139	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,198	355,761	30,437	10/01/29	3.67%	Fixed	$49,710	$49,710
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	140,133	140,133	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$21,409	$21,409
Markland Plaza	IN	Kokomo	100%	84,727	80,977	3,750
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/01/29	3.67%	Fixed	$10,550	$10,550
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,366	$11,366
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$32,997	$16,828
Plaza at Buckland Hills, The	CT	Manchester	100%	312,502	257,488	55,014

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	178,769	175,385	3,384
Shops at Arbor Walk, The	TX	Austin	51%	309,009	280,260	28,749	08/01/21	5.49%	Fixed	$37,293	$19,019
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,169	365,169	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,517	329,675	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	382,330	216,194	166,136
Village Park Plaza	IN	Carmel (Indianapolis)	100%	506,648	290,009	216,639
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Outlots	KS	Topeka	100%	3,564	0	3,564
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,172	234,554	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	385,414	263,231	122,183	10/01/29	3.67%	Fixed	$26,490	$26,490
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch	TX	Georgetown (Austin)	100%	632,102	419,916	212,186
Open Air Properties Total				13,584,142	9,655,648	3,928,494				$353,652	$264,084

Total				53,081,952	35,599,057	17,482,895				$2,315,475	$1,724,910	(9)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) Noncore property.
(5) Land is subject to a ground lease with Perennial. The carrying value of the financial liability at 6/30/20 is $84.4 million and interest is being recognized at an effective rate of 8.6%. The ground lease is subject to a repurchase option in 2049.

(6) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.

(7) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(8) The interest rate on the loan is subject to a 4.00% penalty for being in default.
(9) Our share of the joint venture debt excludes the $1.9 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended June 30, 2020	Six Months Ended June 30, 2020
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$16,448	$36,535
Overage rent	100	548
Tenant reimbursements	7,168	15,620
Changes in estimate of collectibility of rental income	(3,569)	(3,891)
Other income	170	486
Total revenues	20,317	49,298

Expenses:
Property operating	(4,083)	(10,137)
Real estate taxes	(3,466)	(7,105)
Advertising and promotion	(234)	(545)
Total recoverable expenses	(7,783)	(17,787)
Depreciation and amortization	(10,637)	(23,033)
General and administrative	(17)	(37)
Ground rent	(1,564)	(3,121)
Total operating expenses	(20,001)	(43,978)

Interest expense, net	(6,087)	(12,066)
Gain on sale of interests in properties	1,040	1,040
Income and other taxes	(23)	(80)
Loss from unconsolidated entities, net	$(4,754)	$(5,786)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

June 30, 2020 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,171,211
Construction in progress	21,363
1,192,574
Less: accumulated depreciation	234,641
957,933

Cash and cash equivalents	17,002
Tenant receivables and accrued revenue, net (see below)	23,274
Deferred costs and other assets (see below)	146,610
Total assets	$1,144,819

Liabilities and members' equity:
Mortgage notes payable	$617,836
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	145,295
Total liabilities	763,131
Members' equity	381,688
Total liabilities and members' equity	$1,144,819

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$10,257
Tenant receivable	14,191
Unbilled receivables and other	3,879
Allowance for doubtful accounts, net	(5,053)
Total	$23,274

Deferred costs and other assets:
Deferred leasing, net	$12,116
In place lease intangibles, net	17,496
Acquired above market lease intangibles, net	19,761
Right of use asset	88,305
Mortgage and other escrow deposits	5,631
Prepaids, notes receivable and other assets, net	3,301
Total	$146,610

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$33,160
Below market leases, net	20,489
Lease liability	88,305
Other	3,341
Total	$145,295

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 23